UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2020

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCSA	NASDAQ Global Select Market
0.750% Notes due 2032	CMCSA	NASDAQ Global Select Market
1.250% Notes due 2040	CMCSA	NASDAQ Global Select Market
1.500% Notes due 2029	CMCSA	NASDAQ Global Select Market
1.875% Notes due 2036	CMCSA	NASDAQ Global Select Market
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

The impact of coronavirus disease 2019 (“COVID-19”) and measures to prevent its spread are affecting our businesses in a number of ways. For example, we have closed all of our theme parks; we have delayed theatrical distribution of films both domestically and internationally; and the creation and availability of our film and television programming in the United States and globally has been disrupted, including from the cancellation or postponement of sports events, including possibly the Olympics, and suspension of entertainment content production. As they affect Sky, these impacts materially exacerbate what was an already deteriorating economic environment and advertising market in the UK and Europe in 2019. Our Comcast Cable business, while our network performs well to meet the challenge of business and schooling from home, will not be unaffected either as economic stress impacts our residential and business services customer base.

We expect that the ultimate significance of the impact of COVID-19 on our businesses will vary but will generally depend on the extent of governmental measures affecting day to day life and the length of time that such measures remain in place to respond to COVID-19. At this point, it is impossible to predict such extent and duration and the degree to which supply and demand for our products and services, including advertising, will be affected. This uncertainty makes it challenging for management to estimate the future performance of our businesses, particularly over the near to medium term. However, the impact of COVID-19 could have a material adverse impact on our results of operations over the near to medium term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

By:	/s/ William E. Dordelman
Name:	William E. Dordelman
Title:	Senior Vice President and Treasurer

Date: March 24, 2020